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                                                                    EXHIBIT 10.9

                         SECOND SUPPLEMENTAL INDENTURE
                        AMONG GOTHIC ENERGY CORPORATION,
                         GOTHIC ENERGY OF TEXAS, INC.,
                             GOTHIC GAS CORPORATION
                                      AND
                              THE BANK OF NEW YORK


     THIS SECOND SUPPLEMENTAL INDENTURE (the "Supplemental Indenture") is made as of the 27th day of January 1998 by and between GOTHIC ENERGY CORPORATION, an Oklahoma corporation (the "Company") and GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation, and GOTHIC GAS CORPORATION, an Oklahoma corporation (the "Initial Guarantors") and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").


                                   RECITALS:

     WHEREAS, the Company, the Initial Guarantors and the Trustee have entered into an indenture dated as of September 9, 1997 and a First Supplemental Indenture dated as of January 23, 1998 (as supplemented, the "Indenture"); (all terms defined in the Indenture shall have the same meanings in this Supplemental Indenture unless otherwise defined herein); and

     WHEREAS, the purpose of the amendment to the Indenture described in this Supplemental Indenture is to permit the Company to redeem the Securities at its option on the terms provided herein; and

     WHEREAS, Article IX of the Indenture provides a manner by which the Indenture may be amended, with the consent of the Holders all of the then outstanding Securities, by written act of said Holders delivered to the Company and the Trustee to amend certain provisions of the Indenture; and

     WHEREAS, the Holders of all of the outstanding Securities have delivered said consents to the Trustee and the Company; and

     WHEREAS, pursuant to and in accordance with Section 9.2 of the Indenture, and with the consent of the Holders of all of the outstanding Securities, the Company, the Initial Guarantors and the Trustee have agreed to enter into this Supplemental Indenture;

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     NOW THEREFORE, each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 12 1/4% Series A and Series B Senior Notes due 2004:

     1. Subject to Section 4 hereof, Section 3.1 of the Indenture is amended to read in its entirety as follows:

     Section 3.01  Optional Redemption
                   -------------------

     The Securities are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or prior to March 31, 1998 at a redemption price equal to 100% of the principal amount thereof, and from April 1, 1998 until any time on or prior to April 30, 1998 at a redemption price equal to 101% of the principal amount thereof, in each case plus accrued and unpaid interest to the date of redemption. If the Company elects to redeem Securities pursuant to the preceding sentence or the optional redemption provisions of paragraph 6 or 7 of the Securities, it will furnish to the Trustee and the Registrar, at least 45 days but not more than 60 days before the redemption date (unless the Trustee consents to a shorter period in writing), an Officers' Certificate setting forth the redemption date, the principal amount of Securities to be redeemed and the redemption price.


     2. Upon the execution and delivery of this Supplemental Indenture by the Company, the Initial Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall he bound thereby.

     3. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect. This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and the Supplemental Indenture shall henceforth be read and construed together. The Indenture as supplemented by this Supplemental Indenture is in all respects confirmed and preserved.

     4. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture
Act that is required under such Act to be part of and govern any provision of this Supplemental Indenture, the provisions of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to

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apply to the Indenture as so modified or to be excluded by this Supplemental
Indenture, as the case may be.

     5. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6. Nothing in this Supplemental Indenture, the Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

     7. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

     8. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

     9. This Supplemental Indenture may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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                                  SIGNATURES

     IN WTTNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                     Gothic Energy Corporation


                                     By:  /s/Michael Paulk
                                        ------------------
                                     Michael Paulk, President



                                     Gothic Energy of Texas, Inc., as Guarantor


                                     By:  /s/ Michael Paulk
                                        -------------------
                                     Name: Michael Paulk
                                     Title: President


                                     Gothic Gas Corporation, as Guarantor


                                     By:  /s/ Michael Paulk
                                        -------------------
                                     Name: Michael Paulk
                                     Title: President


                                     The Bank of New York, as Trustee


                                     By: /s/ Van K. Brown
                                        -----------------
                                     Name: Van K. Brown
                                     Title: Assistant Vice President

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